UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2024
Date of Report (date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida	1-9109		59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

880 Carillon Parkway	St. Petersburg	Florida	33716
(Address of principal executive offices)			(Zip Code)

(727) 567-1000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	RJF PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

(c) On May 21, 2024, the Board of Directors (“Board”) of Raymond James Financial, Inc. (“Company”) appointed Senior Vice President and Chief Accounting Officer Jonathan W. (“Butch”) Oorlog, Jr., age 60, as Chief Financial Officer, effective October 1, 2024 (the “Effective Date”). Mr. Oorlog has served as Chief Accounting Officer since January 2023, and previously as Controller since September 2020. He will continue to serve as principal accounting officer. Mr. Oorlog will thereby succeed President Paul M. Shoukry in the role of chief financial officer as part of a planned transition in which it is expected that Mr. Shoukry will be appointed chief executive officer of the Company.

Mr. Oorlog joined the Company in 2004 as chief financial officer for Raymond James Tax Credit Funds, Inc. In 2009, he joined the Financial Reporting group, where he served in a variety of roles of increasing responsibility, including oversight of accounting and financial reporting at the Company’s asset management and capital markets business units as well as direct involvement in the due diligence review and post-closing financial integration of each of our acquisitions since 2009. From 2012 to 2017 he was also responsible for overseeing the Company’s SEC reporting. He has served as a member of the RJF Asset/Liability Committee, the (management) RJF Capital Planning Committee, the Raymond James Limited Asset/Liability Committee, the Accounting Policy Committee and the Disclosure Committee.

Prior to joining the Company, Mr. Oorlog was chief financial officer of Celotex Corporation, a privately held building materials manufacturer. He started his career at Price Waterhouse. Mr. Oorlog graduated with bachelor’s and master’s degrees in accounting from Florida State University. He is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Oorlog and any other person pursuant to which he was selected as an officer. Mr. Oorlog does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Oorlog has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Appointment of New Directors

(d) On May 20, 2024, the Board appointed Cecily Mistarz, age 62, as a director, effective immediately. In connection therewith, Ms. Mistarz was also appointed to the Board’s Audit Committee and to its Risk Committee. The Board has affirmatively determined that Ms. Mistarz is an independent director.

Ms. Mistarz is a former Executive Vice President and U.S. Chief Risk Officer of BMO Financial Group. She served as BMO’s U.S. Chief Risk Officer from September 2014 until her retirement in April 2021, overseeing the risk function for an intermediate holding company and a nationally chartered bank. Ms. Mistarz joined Bank of Montreal in 1990 and held several positions of increasing responsibility in corporate banking, risk management, wealth management, and strategy and M&A integration. She began her career with California Federal Savings and Loan.

Ms. Mistarz holds a bachelor’s degree in economics from Bradley University and a Master of Business Administration from the University of Chicago. She also serves on the boards of Pepper Construction Group LLC, a privately held company that provides commercial construction services in the U.S., and the Safer Foundation.

There are no arrangements or understandings between Ms. Mistarz and any other person pursuant to which she was selected as a director, and there are no transactions in which she has an interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Mistarz will participate in the standard fee arrangements for non-executive directors, which are described in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders under the caption “Director Compensation,” filed with the Securities and Exchange Commission on January 8, 2024. Consistent with such arrangements, effective upon public announcement of her appointment to the Board, Ms. Mistarz has been granted an award of restricted stock units with a prorated value of $150,000, which units will vest in full at the first anniversary of the grant date. Ms. Mistarz will also enter into the Company’s standard indemnification agreement which the Company concludes with all directors, pursuant to which we will indemnify her for certain actions she takes in her capacity as a director. A copy of the form of indemnification agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 6, 2019, and is incorporated herein by reference.

On May 21, 2024, the Board also appointed the Company’s President and Chief Financial Officer Paul M. Shoukry, age 41, as a director, effective immediately.

There are no arrangements or understandings between Mr. Shoukry and any other person pursuant to which he was selected as a director. Mr. Shoukry was not appointed to serve on any committee of the Board. Christopher Shoukry, who is Paul M. Shoukry’s brother, serves as Director with Alex. Brown, a division of Raymond James & Associates, Inc., and was paid cash compensation during the period commencing October 1, 2022 to the present of $765,634.52 and LTIP contributions in the amount of $41,900.

As an executive officer of the Company, Mr. Shoukry will not receive any additional compensation for his service as a director.

In connection with the above appointments, the size of the Board was increased from eleven (11) directors to thirteen (13) directors.

A copy of the press release issued by the Company in connection with the above is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 20, 2024, the Company issued a further press release (the “Press Release”) announcing that the Board had declared a quarterly dividend of $0.45 per share for each outstanding share of common stock of the Company. The dividend is payable on July 15, 2024 to shareholders of record on July 1, 2024.

The Press Release also announced that the Board had declared on May 20, 2024 a quarterly cash dividend of $0.3984375 per depositary share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock (NYSE: RJF PrB), payable July 1, 2024 to shareholders of record on June 14, 2024.

A copy of the Press Release is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following are filed as exhibits to this report:

Exhibit No.	Description
99.1	Press release, dated May 21, 2024, issued by Raymond James Financial, Inc.
99.2	Press release, dated May 20, 2024, issued by Raymond James Financial, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: May 24, 2024	By:	/s/ Jonathan N. Santelli
Jonathan N. Santelli
Executive Vice President, General Counsel and
Secretary